UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	October 21, 2026

INTEGER HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	1-16137	16-1531026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway,	Suite 1150	Plano, Texas	75024
(Address of principal executive offices)	(Zip Code)

(214) 618-5243
Registrant’s telephone number, including area code

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ITGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 21, 2026, Integer Holdings Corporation, a Delaware corporation (“ITGR” or the “Company”), held a special meeting of its stockholders (the “Special Meeting”) to consider and vote on proposals related to the Agreement and Plan of Merger (the “Merger Agreement,” and the transactions contemplated thereby, the “Transaction”), dated as of August 2, 2026, by and among the Company, Armstrong Parent, Inc., a Delaware corporation (“Parent”), and Armstrong Bidco, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are each affiliates of investment funds managed by Kohlberg Kravis Roberts & Co. L.P., a leading global investment firm.

As of the close of business on September 8, 2026, the record date for determining the stockholders entitled to notice of, and to vote at, the Special Meeting, there were 33,997,068 shares of common stock, par value $0.001 per share, of the Company (“ITGR Common Stock”) outstanding, each of which entitled the holder thereof to one vote, virtually or by proxy, for each proposal duly brought before the Special Meeting. A total of 26,077,841 shares of ITGR Common Stock, representing approximately 76.70% of the issued and outstanding shares of ITGR Common Stock entitled to vote at the Special Meeting, were present virtually or by proxy at the Special Meeting, constituting a quorum to conduct business.

At the Special Meeting, the following proposals were considered:

1.	A proposal to adopt the Merger Agreement and the Merger (the “First Proposal”).

The First Proposal was approved by the requisite vote of the Company’s stockholders. The final voting results for the First Proposal are described below. For more information on the First Proposal, see the Definitive Proxy Statement filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on September 14, 2026 and mailed to the Company’s stockholders on or about September 14, 2026 (the “Proxy Statement”).

1.	The First Proposal:

For	Against	Abstain
26,065,335	10,513	1,993

2.	A proposal to approve, on an advisory (non-binding) basis, the compensation that will or may be paid or become payable by the Company to its named executive officers that is based on or otherwise relates to the Transaction as contemplated in the Merger Agreement (the “Second Proposal”).

The Second Proposal was approved by the requisite vote of the Company’s stockholders. The final voting results for the Second Proposal are described below. For more information on the Second Proposal, see the Proxy Statement.

2.	The Second Proposal:

For	Against	Abstain
23,859,897	2,172,522	45,422

3.	A proposal to approve the adjournment of the Special Meeting to a later date, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the First Proposal (the “Third Proposal”).

The Third Proposal was not voted on because the adjournment of the Special Meeting to solicit additional proxies was not necessary. For more information on the Third Proposal, see the Proxy Statement.

Item 7.01 Regulation FD Disclosure.

On October 21, 2026, the Company issued a press release announcing that the stockholder approval required in connection with the Transaction has been obtained and that the Transaction is expected to close by the end of 2026 subject to the satisfaction or waiver of customary closing conditions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 to Form 8-K, the information provided under this Item 7.01 and the information attached to this Current Report on Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except as expressly set forth by specific reference in such filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Cautionary Statement Regarding Forward-Looking Statements

Some of the statements contained in this Current Report and other written and oral statements made from time to time by us and our representatives are not statements of historical or current fact. As such, they are “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. We have based these forward-looking statements on our current expectations, and these statements are subject to known and unknown risks, uncertainties and assumptions. Forward-looking statements include, but are not limited to, statements relating to: the completion of the Transaction on anticipated terms and timing, or at all, including obtaining regulatory approvals and satisfying other conditions to the completion of the Transaction; potential litigation relating to the Transaction that could be instituted against the parties to the Merger Agreement or their respective directors, managers, or officers, including the effects of any outcomes related thereto; our goals, plans, and strategic initiatives; long-term growth prospects; maximizing value for our stockholders; and other events, conditions or developments that will or may occur in the future; and timing of any of the foregoing. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “forecast,” “outlook,” “assume,” “potential” or “continue” or variations or the negative counterparts of these terms or other comparable terminology. These statements are only predictions and are no guarantee of future performance, and investors should not place undue reliance on forward-looking statements as predictive of future results. Actual events or results may differ materially from those stated or implied by these forward-looking statements. In evaluating these statements and our prospects, you should carefully consider the factors set forth below. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary factors and to others contained throughout this communication.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the Transaction. All such forward-looking statements are based upon current plans, estimates, expectations, opportunities and ambitions that are subject to risks, uncertainties, assumptions, and other important factors, many of which are beyond the control of the Company, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to, the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals; the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that any announcements relating to the Transaction could have adverse effects on the market price of the Company’s common stock; the risk that the Transaction and its announcement could have an adverse effect on the parties’ business relationships and business generally, including the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, and on their operating results and businesses generally; the risk of unforeseen or unknown liabilities; customer, regulatory and other stakeholder approvals and support; the risk of unexpected future capital expenditures; the risk of potential litigation relating to the Transaction that could be instituted against the Company or its directors and/or officers; the risk associated with third-party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the Transaction which are not waived or otherwise satisfactorily resolved; significant costs, or expenses incurred in connection with the Transaction; Parent’s ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; certain restrictions contained in the Merger Agreement that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the risk of various events that could disrupt operations, including pandemics, epidemics or other public health crises or severe weather (such as droughts, floods, avalanches and earthquakes), cybersecurity attacks, security threats and governmental response to them, and technological changes; the risks of labor disputes, changes in labor costs and labor difficulties; and the risks resulting from other effects of industry, market, economic, legal or legislative, political or regulatory conditions outside of the Company’s control. All such factors are difficult to predict and are beyond our control, including those detailed in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 23, 2026, the Company’s quarterly report on Form 10-Q for the fiscal quarter ended July 3, 2026, which was filed with the SEC on August 4, 2026 and other documents subsequently filed by the Company with the SEC. The Company’s forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. Other unpredictable factors not discussed in this communication could also have material adverse effects on forward-looking statements. The Company does not assume an obligation to update any forward-looking statements, except as required by applicable law. These forward-looking statements speak only as of the date hereof.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit
99.1	Press release issued by Integer Holdings Corporation on October 21, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2026	/s/ Lindsay K. Blackwood
Name: Lindsay K. Blackwood
Title: General Counsel and Corporate Secretary